Exhibit 99.2

Advent Software, Inc. Advent Software, Inc. Third Quarter 2008 Earnings Highlights October 28th, 2008 Advent Investor Relations Contact: InvestorRelations@advent.com

2 Forward-Looking Statements The financial projections under Financial Guidance, our growth internationally and demand in the US, and other forward-looking statements included in this presentation reflect management's best judgment based on factors currently known and involve risks and uncertainties; our actual results may differ materially from those discussed here. These risks and uncertainties include: potential fluctuations in results and future growth rates; continued market acceptance of our Advent Portfolio Exchange®, Geneva® and Moxy® products; the successful development and market acceptance of new products and product enhancements; continued uncertainties and fluctuations in the financial markets; the Company’s ability to satisfy contractual performance requirements; difficulties in integrating merged businesses, such as Tamale Software, and achieving expected synergies and results; and other risks detailed from time to time in our SEC reports including, but not limited to, our quarterly reports on Form 10-Q and our 2007 annual report on Form 10-K. The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements including any guidance, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

3 Q308 Financial Highlights 17% $9.4 $64.9 $55.5 Revenue ($M) $6.7 ($2.4) (0.6) $0.3 $ +/- 54% $19.1 $12.4 Operating Cash Flow ($M) (16%) 2.9 3.5 Weighted Average Term (years) (12%) $18.1 $20.5 TCV: Term license Contract Value, including migrations ($M) 5% $6.2 $5.9 ACV: Annual term license Contract Value, including migrations ($M) % +/- Q308 Q307 Metric

4 Q308 Business Highlights › Acquired Tamale Software › Nascent research management software segment › Record revenue of $65M › 17% growth over Q307 › Term license annual contract value of $6.2M › 38% growth on a trailing 4 quarter basis › 10 new Geneva® contracts › 29 new Advent Portfolio Exchange® contracts › Strong operating cash flow of $19M › 47% growth on a trailing 4 quarter basis › Expense management › Limited hiring to 10 full-time positions, net, during the third quarter

5 Quarterly Revenue Trend ($M) $68-70 $61 $59 $56 $48 $52 $65 $50 $46 $44 $44 $0 $20 $40 $60 $80 Q106 Q206 Q306 Q406 Q107 Q207 Q307 Q407 Q108 Q208 Q308 Q408G Consistent revenue growth from diverse and growing client base “G” represents Guidance provided 10/28/08 $64

6 Term License Growth: Annual Contract Value ($M) 1.4 3.6 3.4 5.5 1.4 5.6 6.3 1.5 4.3 5.9 6.2 3.2 6.7 12.1 6.9 $1.7 0.0 5.0 10.0 15.0 20.0 25.0 30.0 2004 2005 2006 2007 Q308 YTD Q1 ACV Q2 ACV Q3 ACV Q4 ACV $7.4 $20.2 $27.6 $18.6 YTD

7 Q308 Revenue Performance ($M) • 13% of revenue was from international in Q308, up 1 point over Q307 • 10% of revenue was from MicroEdge in Q308, flat with Q307 Q307 Q308 $ +/- % +/- Term License, Maintenance & Other Recurring Revenue $43.0 $51.7 $8.7 20% Term License Revenue $10.2 $15.4 $5.2 51% Perpetual Maintenance $21.5 $23.0 $1.5 7% Other Recurring $11.4 $13.3 $2.0 17% Perpetual License Revenue Fees $6.1 $4.6 ($1.5) (25%) AUA Fee Revenue $1.5 $1.5 $0.0 0% Perpetual License Revenue $4.6 $3.1 ($1.5) (33%) Professional Services & Other Revenue $6.4 $8.6 $2.2 34% Total Revenue $55.5 $64.9 $9.4 17%

8 Q308 P&L Highlights • See reconciliation of GAAP to Non-GAAP measures on slides #12 and #13 Q307 Q308 $ +/- % +/- Total Revenue ($M) $55.5 $64.9 $9.4 17% GAAP Gross Profit ($M) $37.6 $40.9 $3.3 9% GAAP Gross Margin 68% 63% (5 points) (7%) GAAP Income from Operations ($M) $5.8 $4.7 ($1.1) (18%) GAAP Operating Margin 10% 7% (3 points) (30%) GAAP Net Income ($M) $3.3 $2.6 ($0.7) (18%) GAAP Net Income (%) 6% 4% (2 points) (30%) GAAP Diluted EPS ($) $0.12 $0.10 ($0.02) (20%) Non-GAAP Income from Operations ($M) * $9.6 $10.2 $0.5 5% Non-GAAP Operating Margin * 17% 16% (1 point) (10%) Non-GAAP Diluted EPS ($) * $0.23 $0.23 $0.00 0% Headcount 899 1,007 108 12%

9 Growth in Operating Cash Flow ($M) $6 $5 $9 $14 $9 $7 $8 $12 $12 $26 $6 $11 $10 $12 $19 $7 $12 $15 $24 $0 $10 $20 $30 $40 $50 $60 $70 2004 2005 2006 2007 Q308 YTD Q1 OCF Q2 OCF Q3 OCF Q4 OCF $37 $47 $62 $54 YTD $25

10 Growth in Deferred Revenue ($M) $0 $50 $100 $150 $200 Q405 Q106 Q206 Q306 Q406 Q107 Q207 Q307 Q407 Q108 Q208 Q308 Other Recurring Term Implementations Term License Perpetual License/Maint. Year over Year Growth Rate is 38%

11 Advent Updating 2008 Guidance 19% - 21% 15% - 18% YoY Revenue Growth $0.58 - $0.62 GAAP EPS ($) $72 - $75 Operating Cash Flow ($M) 20% – 25% Effective Tax Rate (GAAP) $0.88 - $0.92 Non-GAAP EPS ($) ** 14% - 15% Non-GAAP Operating Margin ** $22 - $24 Capital Expenditures ($M) 0.0% - 0.5% Weighted Avg. Shares Outstanding Growth *** 35% Effective Tax Rate (Non-GAAP) $258 - $260 $68 - $70 Total Revenue ($M) Q408 FY08 Guidance * * Includes Tamale financials since transaction closed October 1st ** See reconciliation of GAAP to non-GAAP guidance on slide #13 *** Excluding the impact of any future share repurchase

12 Reconciliation of GAAP to Non-GAAP Gross Gross Operating Operating Net Margin Margin % Income Income % Income GAAP 40,964 $ 63% 4,726 $ 7% 2,712 $ Amortization of acquired developed technology 193 193 193 Amortization of other acquired intangibles - 141 141 Stock-based compensation - cost of revenues 648 648 648 Stock-based compensation - operating expenses - 4,406 4,406 Restructuring charges - 41 41 Income tax adjustment for non-GAAP (1) - - (1,649) Non-GAAP 41,805 $ 64% 10,155 $ 16% 6,492 $ Diluted net income per share GAAP 0.10 $ Non-GAAP 0.23 $ Shares used to compute diluted net income per share 28,198 Gross Gross Operating Operating Net Margin Margin % Income Income % Income GAAP 37,580 $ 68% 5,795 $ 10% 3,296 $ Amortization of acquired developed technology 51 51 51 Amortization of other acquired intangibles - 463 463 Stock-based compensation - cost of revenues 484 484 484 Stock-based compensation - operating expenses - 2,735 2,735 Restructuring charges - 113 113 Income tax adjustment for non-GAAP (1) - - (965) Non-GAAP 38,115 $ 69% 9,641 $ 17% 6,177 $ Diluted net income per share GAAP 0.12 $ Non-GAAP 0.23 $ Shares used to compute diluted net income per share 27,401 (1) The estimated non-GAAP effective tax rate was 35% for the three months ended September 30, 2008 and 2007, respectively, and has been used to adjust the provision for income taxes for non-GAAP purposes. Three Months Ended September 30, 2007 ADVENT SOFTWARE, INC. RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (In thousands, except per share data) (Unaudited) To supplement our condensed consolidated financial statements presented on a GAAP basis, Advent uses non-GAAP measures of operating income, net income and net income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States. Three Months Ended September 30, 2008

13 Reconciliation of GAAP to Non-GAAP Projected GAAP 6% to 7% 0.58 $ to 0.62 $ Projected amortization of acquired developed technology and other acquired intangible asset adjustment 1% 0.10 $ Projected stock based compensation adjustment 7% 0.60 $ Projected restructuring charges adjustment 0% 0.00 $ Projected in-process research and development adjustment 0% 0.01 $ Projected investment activity adjustment n/a (0.12) $ Projected income tax adjustment for non-GAAP (1) n/a (0.29) $ Projected non-GAAP 14% to 15% 0.88 $ to 0.92 $ (1) The projected estimated non-GAAP effective tax rate is 35% for the twelve months ended December 31, 2008 is 35% and has been used to adjust the projected provision for income taxes for non-GAAP purposes. Twelve Months Ended December 31, 2008 Operating Income % Diluted Earnings Per Share Advent Software, Inc. Reconciliation of Projected GAAP Operating Income % and Diluted Earnings Per Share to Non-GAAP Operating Income % and Diluted Earnings Per Share (Preliminary and unaudited) Advent provides projections of non-GAAP measures of operating income and diluted earnings per share, which exclude certain costs, expenses, gains and losses which it believes is appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our projected GAAP results are made with the intent of providing management and investors a more complete understanding of Advent's underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP projections are among the information management uses as a basis for planning and forecasting of future periods. These presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States.